Highly Focused, Low Risk, Above Average Growth Bank Holding Company Investor Presentation November, 2017 NYSE: CUBI Member FDIC

2 Forward-Looking Statements This presentation, as well as other written or oral communications made from time to time by us, contains forward-looking information within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements relate to future events or future predictions, including events or predictions relating to future financial performance, and are generally identifiable by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,” “plan,” “intend,” or “anticipate” or the negative thereof or comparable terminology. Forward- looking statements in this presentation include, among other matters, guidance for our financial performance, and our financial performance targets. Forward-looking statements reflect numerous assumptions, estimates and forecasts as to future events. No assurance can be given that the assumptions, estimates and forecasts underlying such forward-looking statements will accurately reflect future conditions, or that any guidance, goals, targets or projected results will be realized. The assumptions, estimates and forecasts underlying such forward-looking statements involve judgments with respect to, among other things, future economic, competitive, regulatory and financial market conditions and future business decisions, which may not be realized and which are inherently subject to significant business, economic, competitive and regulatory uncertainties and known and unknown risks, including the risks described under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2016 and subsequent Quarterly Reports on Form 10-Q, as such factors may be updated from time to time in our filings with the SEC. Our actual results may differ materially from those reflected in the forward-looking statements. In addition to the risks described under “Risk Factors” in our filings with the SEC, important factors to consider and evaluate with respect to our forward-looking statements include: • changes in external competitive market factors that might impact our results of operations; • changes in laws and regulations, including without limitation changes in capital requirements under Basel III; • changes in our business strategy or an inability to execute our strategy due to the occurrence of unanticipated events; • our ability to identify potential candidates for, and consummate, acquisition or investment transactions; • the timing of acquisition, investment or disposition transactions; • constraints on our ability to consummate an attractive acquisition or investment transaction because of significant competition for these opportunities; • local, regional and national economic conditions and events and the impact they may have on us and our customers; • costs and effects of regulatory and legal developments, including the results of regulatory examinations and the outcome of regulatory or other governmental inquiries and proceedings, such as fines or restrictions on our business activities; • our ability to attract deposits and other sources of liquidity; • changes in the financial performance and/or condition of our borrowers; • changes in the level of non-performing and classified assets and charge-offs; • changes in estimates of future loan loss reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; • inflation, interest rate, securities market and monetary fluctuations;

3 Forward-Looking Statements • timely development and acceptance of new banking products and services and perceived overall value of these products and services by users, including the products and services being developed and introduced to the market by the BankMobile division of Customers Bank; • changes in consumer spending, borrowing and saving habits; • technological changes; • our ability to increase market share and control expenses; • continued volatility in the credit and equity markets and its effect on the general economy; • effects of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters; • the businesses of Customers Bank and any acquisition targets or merger partners and subsidiaries not integrating successfully or such integration being more difficult, time-consuming or costly than expected; • material differences in the actual financial results of merger and acquisition activities compared with our expectations, such as with respect to the full realization of anticipated cost savings and revenue enhancements within the expected time frame; • our ability to successfully implement our growth strategy, control expenses and maintain liquidity; • Customers Bank's ability to pay dividends to Customers Bancorp; • risks related to our proposed spin-off of BankMobile and merger of BankMobile into Flagship Bank, including: • our ability to reach a definitive agreement with Flagship Bank with respect to the proposed spin-off and merger; • our ability to successfully complete the transactions and the timing of completion; • the ability of Customers and Flagship Bank to meet all of the conditions to completion of the proposed transactions; • the impact of an announcement of the proposed spin-off and merger on the value of our securities, our business and our relationship with employees and customers; • the effect on Customers' business if Customers is unable to manage assets below $10 billion as measured at year-end; • risks relating to BankMobile, including: • that integration of the Higher One Disbursement business with BankMobile may be less successful, more difficult, time-consuming or costly than expected, and that BankMobile may be unable to realize anticipated cost savings and revenue enhancements within the expected time frame or at all; • material variances in the adoption rate of BankMobile's services by new students and/or the usage rate of BankMobile's services by current student customers compared to our expectations;

4 Forward-Looking Statements • the levels of usage of other BankMobile student customers following graduation of additional product and service offerings of BankMobile or Customers Bank, including mortgages and consumer loans, and the mix of products and services used; • our ability to implement changes to BankMobile's product and service offerings under current and future regulations and governmental policies; • our ability to effectively manage revenue and expense fluctuations that may occur with respect to BankMobile's student-oriented business activities, which result from seasonal factors related to the higher-education academic year; • our ability to implement our strategy regarding BankMobile, including with respect to our intent to spin-off and merge or otherwise dispose of the BankMobile business in the future, depending upon market conditions and opportunities; and • BankMobile's ability to successfully implement its growth strategy and control expenses. You are cautioned not to place undue reliance on any forward-looking statements we make, which speak only as of the date they are made. We do not undertake any obligation to release publicly or otherwise provide any revisions to any forward-looking statements we may make, including any forward-looking financial information, to reflect events or circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events, except as may be required under applicable law. This presentation shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

5 Investment Proposition Highly Focused, Innovative, Relationship Banking Based Commercial Bank Providing; Strong Organic Growth, Well Capitalized, Branch Lite Bank in Attractive Markets Highly skilled teams targeting privately held businesses and high net worth families Robust risk management driven business strategy Target market from Boston to Philadelphia along Interstate 95 Strong Profitability, Growth & Efficient Operations Operating efficiencies offset tighter margins and generate sustainable profitability Community Business Banking segment operating efficiency ratio in the 40’s Target above average ROAA (~1%) and ROTCE (>11%) Strong Credit Quality & Low Interest Rate Risk Unwavering underwriting standards Loan portfolio performance consistently better than industry and peers Attractive Valuation Nov 3, 2017 share price of $26.61, 10.1x street estimated 2018 EPS of $2.63 and 1.21x tangible book value(1) September 30, 2017 tangible book value(1) of $21.98, up 90% since Dec 2011 with a CAGR of 12% (1) Non-GAAP measure calculated as GAAP total shareholders equity less preferred stock, less goodwill and other intangibles divided by common shares outstanding.

6 Top Strategic Priorities • Strengthen Capital • With planned balance sheet reduction and retained earnings, we should approach capital targets by year-end 2017 • 7.0% TCE, 9.0% Tier 1 Leverage, 9.5% CET1, 11% Tier 1 Risk Based, and 13% Total Risk Based • Successful disposition of BankMobile in 2018 • Announced on October 19 plans to spin-off BankMobile to shareholders and then merge BankMobile into Flagship Community Bank in Mid-2018 • Current CUBI shareholders will receive approximately $110 million of newly issued, publicly traded, common equity in Flagship which equates to approximately $3.57 per share based on the current number of shares outstanding. The distribution is expected to be tax-free. • This plan includes strategically managing the balance sheet under $10 billion in assets at year-end to maintain the small-issuer exemption to the Durbin Amendment through June 30, 2019 • Improve financial performance • We target: an ROAA of ~1%; ROTCE >11%, NIM of 2.80% to 3.00%, 15% CAGR in EPS, and bank segment efficiency in the 40%s • Priorities include strong risk management, core deposit growth, a wider NIM, positive operating leverage, and carefully managed credit risk.

7 Capital Plan: Internal Targets are Within Sight Planned reduction in balance sheet size boosts capital ratios ~30 bps to 50 bps Ratio Regulatory Capital Requirement(1) Internal Target Consolidated Bancorp 2017 Q3 Customers Bank Sub 2017 Q3 Tier 1 Leverage >=5.00% >=9.00% 8.36% 9.43% Tier 1 Risk Based >=8.50% >=11.00% 10.94% 12.34% Total Risk Based >=10.50% >=13.00% 12.40% 14.15% CET1 >=7.00% >=9.50% 8.28% 12.34% TCE/TA (2) NA >=7.00% 6.47% 9.65% Source: Company data (1) Regulatory capital requirement is equal to the greater of the fully phased in Basel III levels required to avoid limitations on certain elective distributions, or Prompt Corrective Action “well capitalized” floors. (2) A Non-GAAP measure, see reconciliation at the end of this presentation

BankMobile Spin-off / Merger

Customers Bancorp, Inc.

Key Steps in Spin-off / Merger


CUBI Shareholders
CUBI
Customers Bank
BankMobile Technologies (BMT)
2
1
BMT Stock
3
~$110M of Flagship Stock
~$10M Cash (1.6% of deposits)
4
Deposits and associated assets
Flagship Shareholders
New Investors
Flagship
Flagship Raises Equity

Event	Target Date
Sign a revised purchase and sale agreement with Flagship Community Bank	2017 Q4
Flagship raises new equity capital, and files an application with the FDIC to acquire BankMobile deposits	2017 Q4
Prepare SEC filings for spin-off of BankMobile Technologies (BMT)	As of Sept 30, 2017
Customers has decided that it is prudent to manage total assets below $10 billion at December 31, 2017	December 31, 2017
Customers Bank dividends BMT to Customers Bancorp; Customers Bancorp dividends BMT to Customers' shareholders holding shares on applicable record date	Closing Date
BMT merges into Flagship Community Bank; BMT shareholders receive newly issued shares of Flagship common stock in exchange for BMT shares	Closing Date
Deposits and associated earning assets are transferred from Customers Bank to Flagship Community Bank	Closing Date
Flagship changes name to BankMobile and lists on a national exchange	Closing Date

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9 Why a Spin-off /Merger is the Best Option • Retention is costly. We would ideally keep BankMobile to develop further and benefit from low cost deposits, but the Durbin amendment to the Dodd-Frank Act limits interchange income for banks with assets over $10 billion. Customers would have to start charging significantly higher deposit fees to offset lost revenues, which is contrary to the BankMobile model, or else stay below $10 billion in assets. Either option makes retaining BankMobile unattractive. • Shareholders may not receive full value in a near-term sale. An outright sale forfeits shareholders’ ability to participate in potential future BankMobile valuation increases as the model is proven. A traditional sale would have to be to a company with an existing bank charter. Small banks can earn maximum revenues but may lack purchasing power. Large banks with purchasing power face the dilemma above. • A spin-off /merger maximizes financial, strategic, and structural goals. – In a spin-off /merger, Customers shareholders will receive ownership of over 50% of Flagship common shares with an estimated value of $110 million, or approximately $3.57 per share based on the current number of shares outstanding. – We expect this common stock will be exchange traded, giving investors the ability to monetize this asset. – Investors who chose to retain the stock may benefit from the potential upside from BankMobile’s growth and white label partnerships. • Already signed contract to provide white label banking services to customers of a major US retailer, which could drive significant DDA balance growth over time. – The transaction is expected to be tax free to Customers and shareholders. – Strategically, the merger with Flagship allows BankMobile to continue offering its attractive, low fee banking products to students and other low to middle income customers of BankMobile without limiting Customers’ growth potential.

10 Q3 2017 Highlights Source: Company data. Total may not equal sum of parts due to rounding • Q3 2017 Net Income to Common Shareholders of $4.1 million, and Diluted Earnings Per Common Share of $0.13 • Q3 2017 Net Income to Common Shareholders adjusted for notable items of $19.7 million, and Adjusted Diluted Earnings Per Common Share of $0.61. Adjusted earnings are non-GAAP measures • The quarter exhibited strong credit quality, stable capital ratios, and tightly controlled community business banking segment expenses. Profitability this quarter was negatively impacted by the change in BankMobile disposition strategy, further deterioration in our investment in Religare Enterprises, reduction in the size of the balance sheet, and a flatter yield curve. Q3 Adjustments: • Shift to BankMobile spin-merge strategy triggered Q3 2017 changes of $10.4 million after tax, or $0.32 per diluted share • Religare Enterprises, Ltd. equity investment market decline resulted in tax effective charge of $5.2 million, or $0.16 per share. Carrying value of Religare Enterprises, Ltd shares was $2.3 million at September 30, 2017. • Q3 2017 Tangible Book Value Per Common Share (a non-GAAP measure) of $21.98 Up 9% from Q3 2016; Shareholders' Equity of $911 Million Increased 15.3% from September 30, 2016. Tangible Common Equity to Tangible Assets (a Non-GAAP Measure) was 6.47% at September 30, 2017 compared to 5.79% at September 30, 2016. • Customers' return on average assets was 0.29% and its return on average common equity was 2.33% in Q3 2017. • The adjusted return on average assets, which excludes notable items was 0.86% and the adjusted return on average common equity was 11.1% (both non-GAAP measures). GAAP vs. Adjusted EPS $0.63 $0.51 $0.67 $0.62 $0.13 $0.32 $0.23 $(0.05) $0.05 $0.16 $(0.10) $- $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 3Q16 4Q16 1Q17 2Q17 3Q17 GAAP EPS BM Strategy Change Charges Religare Impairment $0.74 $0.61 $0.67 $0.62

11 Q3 2017 Highlights: Community Business Banking Segment Source: Company data EPS may not sum to total due to rounding Community Business Banking segment profits of $11.0 million ($0.34 per diluted share) • Adjusted Community Business Banking segment profits of $24.0 million ($0.74 per diluted share) (1) which includes $0.10 per diluted share of securities gains. Excluding securities gains, adjusted segment EPS declined primarily due to a narrower NIM (including a $1.4M drop in prepayments) higher costs, and decision to reduce balance sheet. • Q3 2017 Total Loans Up 9.0% YOY to $9.2 Billion, including 24.2% growth in C&I (excluding commercial loans to mortgage companies); Total Deposits Up 2.8% to $7.6 Billion, including 18% growth in non-interest bearing DDAs. • Non-Performing Loans to Total Loans only 0.33% and Reserves for Loan Losses 131% of Non-Performing Loans • Adjusted Community Business Banking segment efficiency ratio of 47%(1) *Includes Religare impairment, tax implications of spin/merge decision and securities gains Community Business Bank Segment EPS Community Business Banking Segment Income Statement 3Q16 4Q16 1Q17 2Q17 3Q17 Net-interest income $63.2 $61.7 $58.2 $65.9 $65.3 Provision for loan losses $0.2 $0.4 -$3.1 -$0.5 -$1.9 Non-interest income, excluding securities gains / impairment $11.1 $8.2 $7.1 $6.7 $7.2 Securities gains / impairment $0.0 -$7.3 -$1.7 $0.3 -$3.0 * Non-interest expense -$36.9 -$30.5 -$30.1 -$30.6 -$34.0 Income before tax expense $37.6 $32.4 $30.4 $41.7 $33.7 Income tax expense -$15.3 -$10.6 -$6.1 -$14.5 -$19.0 * Net income $22.4 $21.9 $24.3 $27.3 $14.7 Preferred stock dividends -$2.6 -$3.6 -$3.6 -$3.6 -$3.6 Net income available to common shareholders $19.8 $18.3 $20.7 $23.6 $11.0 (1) A Non-GAAP measure, see reconciliation at the end of this presentation $0.67 $0.58 $0.63 $0.66 $0.24 $0.06 $0.10 $0.24 $0.23 $(0.05) $0.05 $0.16 $(0.20) $- $0.20 $0.40 $0.60 $0.80 $1.00 3Q16 4Q16 1Q17 2Q17 3Q17 Religare Impairment BM Strategy Change Charges Securities Gains Bank Segment EPS, ex. Securities Gains $0.67 $0.81 $0.58 $0.78 $0.74

NIM Walk: 16 bps Compression in Q3, but Expect Expansion in Q4

Customers Bancorp, Inc.

In Q3:

- NIM narrowed 16 bps sequentially, due largely to a drop in prepayments, increases in funding costs, and certain one-time items.
- NIM pressure included sub debt issued in June 2017 ($100M at 3.95% contractual rate and 4.00% effective interest rate) and lower prepayment penalty income ($90,693 vs. $1.4 million in 2Q).

Outlook: Wider in 2017 Q4; ~2.75% in 2018

- ~+5 bps increase in 2017 Q4 from higher prepayments, based on QTD activity
- ~+5 bps increase in 2017 Q4 from September sale of $425 million of securities with a 150 bps spread
- ~+2 bps from expected sale of $325M of loans with a 200 bps spread (only partial benefit in 2017 Q4).

Source: Company data

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13 Q3 2017 Highlights: BankMobile Segment Source: Company data BankMobile segment loss of $6.9 million (-$0.21 per diluted share) • The decision to spin/merge BankMobile resulted in $4.2 million of catch-up depreciation and amortization of expenses • Excluding this item, the BankMobile segment lost $4.3 million (- $0.13 per diluted share) • Assuming BankMobile was a stand-alone entity, it could have invested in assets yielding approximately 4%+, vs. the approximately 2% credit earned for use of funds as a business segment of Customers, which would improve operating results of the business. *Operating expenses include notable items of approximately $4.2 million due to change in BankMobile disposition strategy. Bank Mobile Segment EPS BankMobile Segment Income Statement 3Q16 4Q16 1Q17 2Q17 3Q17 Net-interest income $1.4 $2.5 $4.2 $2.7 $2.7 Provision for loan losses -$0.3 -$0.5 $0.0 $0.0 -$0.5 Non-interest income $16.4 $14.2 $17.3 $11.4 $13.8 Non-interest expense -$19.4 -$19.4 -$19.2 -$19.8 -$27.1 Income before tax -$1.9 -$3.3 $2.4 -$5.7 -$11.0 Income tax benefit (expense) $0.7 $1.3 -$0.9 $2.2 $4.1 Net income -$1.2 -$2.0 $1.5 -$3.5 -$6.9 $(0.21) $(0.04) $(0.06) $0.04 $(0.11) $(0.13) $(0.25) $(0.20) $(0.15) $(0.10) $(0.05) $- $0.05 $0.10 3Q16 4Q16 1Q17 2Q17 3Q17 GAAP BankMobile Segment EPS Catch-up and One Time Costs

14 Target Year-End Assets Below $10 Billion By staying under $10 billion in assets at December 31, 2017, we can continue to meet the small issuer exemption rules of the Durbin Amendment, ensuring BankMobile’s interchange revenue is not impacted until July 1, 2019 in the event that the Spin-off / Merger is not completed before June 30, 2018. • We plan to reduce end of period assets by approximately $500 million in 2017 Q4 • Reflecting the mortgage warehouse business seasonality, December 31, 2017 outstanding loan balances are expected to be approximately $200 million to $300 million lower than September 30, 2017 • We have reached agreements to sell approximately $250 million of residential mortgages and $75 million of multifamily loans before December 31, and may consider additional loan sales • We expect to grow C&I lending $50 million to $60 million in Q4 and limit multi-family growth • Sales from our $580 million investment securities portfolio will be executed as necessary to ensure we hit our goals • In 2018, we expect to resume balance sheet growth, and expect to end the year with approximately $11 billion in assets; with mortgage warehouse seasonality we could reach that level by mid-year.

15 Customers Bank Executing On Our Unique High Performing Banking Model

16 Customers Bank = Relationships & Innovation Innovator / Disruptor Experienced Leadership Branch Lite Unique “Single Point of Contact” Model High Tech / High Touch Product Dominance Strong Asset Quality High Growth / Superior Performer Customers Business Model Approach to Winning Model Relationship driven but never deviate from following critical success factors • Only focus on very strong credit quality niches • Very strong risk management culture • Operate at lower efficiency ratio than peers to deliver sustainable strong profitability and growth • Always attract and retain top quality talent • Culture of innovation and continuous improvement

17 Very Experienced Teams Exceptional Service Risk Based Incentive Compensation Banking Strategy – Community Business Banking Community Business Bank is Focused on the following businesses: • Banking Privately Held Businesses – Commercial C&I loans are 39% of the portfolio • Manufacturing, service, technology, wholesale, equipment financing, private mid size mortgage companies • Banking High Net Worth Families – Multi Family loans are 41% of the portfolio; New York and regional multi family lending • Selected Commercial Real Estate loans are only 14% of portfolio Non-Owner Occupied CRE 14% Commerical - Mortgage Warehouse 22% Commercial - C&I, Owner Occupied 17% Multi Family loans 41% Consumer & Residential 6% Commercial 39%

Our Competitive Advantage: A Highly Experienced Management Team

Customers Bancorp, Inc.

Name	Title	Years of Banking Experience	Background
Jay S. Sidhu	Chairman & CEO	41	Chairman and CEO of Sovereign Bank & Sovereign Bancorp, Inc.
Richard A. Ehst	President & COO	49	EVP, Commercial Middle Market, Regional President and Managing Director of Corporate Communications at Sovereign Bank
Robert E. Wahlman, CPA	Chief Financial Officer	36	CFO of Merrill Lynch Banks and Doral Financial; various roles at Bank One, US GAO and KPMG.
Steve Issa	EVP, New England Market President, Chief Lending Officer	40	EVP, Managing Director of Commercial and Specialty Lending at Flagstar and Sovereign Bank.
George Maroulis	EVP, Group Director of Private & Commercial Banking - NY Metro	25	Group Director and SVP at Signature Bank; various positions at Citibank and Fleet/Bank of America's Global Commercial & Investment Bank
Timothy D. Romig	EVP, Group Director of Commercial Banking - PA/NJ	33	SVP and Regional Executive for Commercial Lending (Berks and Montgomery County), VIST Financial; SVP at Keystone / M&T Bank
Ken Keiser	EVP, Director CRE and Multi-Family Housing Lending	40	SVP and Market Manager, Mid-Atlantic CRE Lending at Sovereign Bank; SVP & Senior Real Estate Officer, Allfirst Bank / M&T Bank
Glenn Hedde	EVP, President Banking for Mortgage Companies	30	President of Commercial Operations at Popular Warehouse Lending, LLC; various positions at GE Capital Mortgage Services and PNC Bank
James Collins	EVP, Chief Administrative Officer	26	Various positions at Sovereign including Director of Small Business Banking
Thomas Jastrem	EVP, Chief Credit Officer	39	Various positions at First Union Bank and First Fidelity Bank
Robert B. White	EVP, Chief Risk Officer	30	President RBW Financial Consulting; various positions at Citizens Bank and GE Capital
Mary Lou Scalese	EVP, Chief Auditor	41	Chief Auditor at Sovereign Bank and Chief Risk Officer at Customers Bank
Michael A. De Tommaso, Esquire	VP, General Counsel and Corporate Secretary	23	Former trial attorney and in-house counsel for Univest and National Penn Bank
Karen Kirchner	SVP, Director Team Member Services	29	SVP, Human Resources/CoreStates Bank- various positions including Manager for HR Business Partners, Manager of Recruitment and generalist in compensation and training

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19 Performance Trend Source: SNL Financial Note: Chart begins 2/21/2012, date of first public stock quote for CUBI CUBI KBW Regional Bank $0.35 $1.57 $1.30 $1.55 $1.96 $2.31 $1.42 $0 $10 $20 $30 $40 $50 $60 $70 $80 2011 2012 2013 2014 2015 2016 Ytd 2017 Net Income & Earnings Per Share Net Income Available to Common Shareholders Fully Diluted EPS 162% 123% -50% 0% 50% 100% 150% 200% 250% Feb-12 Feb-13 Feb-14 Feb-15 Feb-16 Feb-17

20 Results in: Organic Growth of Deposits with Controlled Costs Source: Company data. Total Deposits per Branch excludes BankMobile Student Deposits and Corporate / Wholesale Deposits Total Deposit Growth ($mm) Average DDA Growth ($mm) Cost of Deposits Total Deposits per Branch ($mm) Customers’ strategies of single point of contact and recruiting known teams in target markets produce rapid deposit growth with low total cost $124 $251 $500 $575 $657 $1,058 $1,350 $34 $42 $57 $75 $127 $353 $353 $0 $400 $800 $1,200 $1,600 Dec-11 Dec-12 Dec-13 Dec-14 Dec-15 Dec-16 Sep-17 $'s in millions Non Interest Bearing DDA Interest Bearing DDA CAGR: 51% 1.19% 0.87% 0.70% 0.66% 0.64% 0.76% 0.97% 0.25% 0.25% 0.25% 0.25% 0.26% 0.51% 0.97% 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% Dec-11 Dec-12 Dec-13 Dec-14 Dec-15 Dec-16 Sep-17 Cost of Deposits Average Fed FundsTarget Rate $0.7 $1.2 $1.1 $1.7 $2.3 $2.8 $2.3$0.7 $1.0 $1.3 $2.2 $2.8 $3.2 $3.5 $0.2 $0.3 $0.5 $0.6 $0.8 $1.3 $1.8 $0.0 $2.0 $4.0 $6.0 $8.0 Dec-11 Dec-12 Dec-13 Dec-14 Dec-15 Dec-16 Sep-17 $'s in billions CD's Money Market & Savings DDA CAGR: 31% $112 $129 $152 $233 $319 $395 $393 $0 $50 $100 $150 $200 $250 $300 $350 $400 Dec-11 Dec-12 Dec-13 Dec-14 Dec-15 Dec-16 Sep-17 $'s in millions CAGR: 24%

21 Lending Strategy High Growth with Strong Credit Quality  Continuous recruitment and retention of high quality teams  Centralized credit committee approval for all loans  Loans are stress tested for higher rates and a slower economy  Insignificant delinquencies on loans originated since new management team took over  Creation of solid foundation for future earnings Source: Company data. Includes deferred costs and fees. $0.5 $0.6 $0.9 $1.0 $1.3 $1.3$0.1 $0.4 $1.1 $2.3 $2.9 $3.2 $3.8 $0.9 $1.6 $1.3 $2.1 $2.9 $3.5 $3.6 $0.2 $0.3 $0.3 $0.4 $0.4 $0.3 $0.5 $0 $2 $4 $6 $8 $10 Dec-11 Dec-12 Dec-13 Dec-14 Dec-15 Dec-16 Sep-17 Non-Owner Occupied CRE Multi Family loans Commercial Consumer & Residential CAGR: 37% $' s in B ill io ns Loan Growth

22 NPL Source: SNL Financial, Company data. Peer data consists of Northeast and Mid-Atlantic banks and thrifts with comparable size in assets and loan portfolios (excluding banks with large residential mortgage loan portfolios). Industry data includes all commercial and savings banks. Peer and Industry data as of June 30, 2017. Build an Outstanding Loan Quality Portfolio Charge Offs 3.33% 2.64% 2.06% 1.70% 1.70% 1.42% 1.83% 1.44% 1.09% 0.91% 0.89% 0.88%0.72% 0.60% 0.20% 0.15% 0.22% 0.33% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 2012 2013 2014 2015 2016 Q3 2017 Industry Peer Customers Bancorp, Inc. 1.09% 0.68% 0.48% 0.42% 0.45% 0.45%0.48% 0.28% 0.15% 0.12% 0.12% 0.07% 0.29% 0.22% 0.07% 0.19% 0.02% 0.03% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 2012 2013 2014 2015 2016 Q3 2017 Industry Peer Customers Bancorp, Inc. Asset Quality Indicators Continue to be Strong Note: Customers 2015 charge-offs includes 12 bps for a $9 million fraudulent loan

23 C&I & Owner Occupied CRE Banking Strategy Private & Commercial Banking  Target companies with up to $100 million annual revenues  Single point of contact  NE, NY, PA & NJ markets  SBA loans originated by small business relationship managers Banking Mortgage Companies  Private banking focused on privately held mortgage companies generally with equity of $5 to $10 million  Very strong credit quality relationship business with good fee income and deposits  ~75 strong mortgage companies as clients  All outstanding loans are variable rate and classified as held for sale  Non-interest bearing DDA’s are about 10% of outstanding loans Banking Privately Held Business Commercial Loan and Deposit Growth ($mm) Source: Company data $0.9 $1.6 $1.3 $2.1 $2.9 $3.5 $3.6 $0.2 $0.4 $0.5 $1.6 $2.8 $4.0 $4.0 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 $4.5 2011 2012 2013 2014 2015 2016 Q3 2017 $'s in billions Loans Deposits LOAN CAGR: 26%

24 Multi-Family Banking Strategy Banking High Net Worth Families Multi-Family Loan and Deposit Growth ($mm)  Focus on families that have income producing real estate in their portfolios  Private banking approach  Focus Markets: New York & Philadelphia MSAs  Average Loan Size: $6.8 million  Remote banking for deposits and other relationship based loans  Portfolio grown organically from a start up with very experienced teams hired in the past 4 years  Strong credit quality niche  Interest rate risk managed actively Source: Company data $0.1 $0.4 $1.1 $2.3 $2.9 $3.2 $3.8 $0.1 $0.3 $0.3 $0.3 $0.0 $1.0 $2.0 $3.0 $4.0 2011 2012 2013 2014 2015 2016 Q3 2017 $'s in billions Loans Deposits

Community Banking Segment Building Efficient Operations

Customers Bancorp, Inc.

Staff Expense Ratio


2.00%
1.00%
0.00%
1.71% 1.45% 1.03%
1.74% 1.45% 1.03%
1.71% 1.43% 0.83%
1.73% 1.38% 0.78%
1.73% 1.36% 0.75%
1.69% 1.38% 0.68%
2012 2013 2014 2015 2016 Q3 2017
Industry Peer Customers Bancorp, Inc.

Occupancy Expense Ratio


0.50%
0.25%
0.00%
0.37% 0.39% 0.22%
0.38% 0.39% 0.19%
0.37% 0.40% 0.15%
0.36% 0.38% 0.12%
0.32% 0.35% 0.11%
0.27% 0.36% 0.10%
2012 2013 2014 2015 2016 Q3 2017
Industry Peer Customers Bancorp, Inc.

Total Costs as a % of Assets


4.00%
2.00%
0.00%
3.00% 2.76% 2.18%
3.05% 2.83% 2.13%
2.98% 2.63% 1.75%
2.97% 2.58% 1.48%
2.87% 2.45% 1.45%
2.44% 2.52% 1.25%
2012 2013 2014 2015 2016 Q3 2017
Industry Peer Customers Bancorp, Inc.

Total Revenue per Employee ($000s)


$500
$0
$187 $256 $402
$186 $259 $330
$192 $271 $424
$203 $289 $465
$206 $305 $529
$198 $303 $535
2012 2013 2014 2015 2016 Q3 2017
Industry Peer Customers Bancorp, Inc.

Assets per Employee ($mm)


$20.0
$10.0
$0.0
$4.6 $6.3 $9.3
$4.7 $6.5 $9.0
$4.9 $6.9 $13.3
$5.3 $7.4 $15.1
$5.4 $8.0 $17.6
$5.1 $7.8 $18.9
2012 2013 2014 2015 2016 Q3 2017
Industry Peer Customers Bancorp, Inc.

Source: SNL Financial, Company data based on Community Banking Segment. Peer data consists of Northeast and Mid-Atlantic banks and thrifts with comparable size in assets and loan portfolios (excluding banks with large residential mortgage loan portfolios). Industry data includes SEC reporting banks. Peer and Industry data as of June 30, 2017.

25

26 Deposit, Lending and Efficiency Strategies Result in Disciplined & Profitable Growth Net Interest Income ($mm) (1) (1) Source: Company data (2) NII Simulation based on ALM model data and assumes a flat balance sheet with no volume increases or decline with the desired basis points increase ramped over 12 months. (3) Non-GAAP measure calculated as GAAP non-interest income less/plus impairment loss recognized on the equity investment and GAAP non-interest expense less/plus one time depreciation and amortization catchup charges in 2017 3Q. Net Interest Income Simulation (1)(2) Adjusted Income / Expense Growth($mm) (1) (3) $39.0 $72.1 $103.9 $151.9 $196.3 $57.6 $62.4 $63.2 $68.6 $64.6 $68.0 $64.1 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 2011 2012 2013 2014 2015 2016 2017 CAGR: 40% Q3 Q1 Q2 Q1 3Q '17 vs. 3Q '16 Growth 5% Q2 Q4 $249.5 Q3 $199.0 Q4 1.55% 3.01% 0.81% 1.89% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 9/30/2017 9/30/2018 +200 basis points +100 basis points Estimated Increase in Net Interest Income over the Next Twelve Months $11 $29 $23 $25 $28 $64 $72 $39 $72 $103 $152 $196 $249 $199 $37 $51 $74 $99 $115 $178 $157 2011 2012 2013 2014 2015 2016 YTD 2017 - 50 100 150 200 250 300 350 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 Non-interest Income Net Interest Income Operating Expenses

27 Deposit, Lending and Efficiency Strategies Result in Disciplined & Profitable Growth • Strategy execution has produced superior growth in revenues and earnings Efficiency Ratio(1) (1) Source: Company data (2) Non-GAAP measure calculated as GAAP net income available to common shareholders excluding securities gains and losses (including the impairment loss recognized on the equity investment), and reversal of previously deferred tax benefits associated with Religare Impairment. Core Community Banking Segment Net Income Available to Common Shareholders ($mm)(1)(2) Total Revenue ($mm) (1) 78% 55% 59% 57% 51% 57% 61% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 2011 2012 2013 2014 2015 2016 YTD 2017 CAGR: -4% $50.3 $101.0 $126.6 $177.0 $224.0 $63.1 $85.2 $71.4 $87.0 $92.1 $86.0 $79.3 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 2011 2012 2013 2014 2015 2016 YTD 2017 CAGR: 40% Q4 Q2 Q1 Q1 Q3 $305.9 Q2 $258.2 Q3 $2.1 $18.0 $32.1 $39.8 $56.6 $16.9 $18.9 $18.9 $23.4 $19.9 $20.8 $25.5 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 2011 2012 2013 2014 2015 2016 YTD 2017 CAGR: 91% Q1 Q2 Q3 Q4 Q1 $81.2 Q2 $63.1 Q4 Q3

28 Tangible BV per Share (1) Building Customers Bank to Provide Superior Returns to Investors Recent Performance Results Financial Performance Targets (1) Non-GAAP measure calculated as GAAP total shareholders equity less preferred stock, less goodwill and other intangibles divided by common shares outstanding. $8.00 $10.00 $12.00 $14.00 $16.00 $18.00 $20.00 $22.00 $24.00 Dec-11 Dec-12 Dec-13 Dec-14 Dec-15 Dec-16 Sep-17 Tangible Book Value $11.54 $13.09 $14.37 $16.43 $18.39 $20.49 $21.98 Book Value $11.84 $13.27 $14.51 $16.57 $18.52 $21.08 $22.51 CAGR: 12% Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 ROA 0.9% 0.8% 1.1% 0.9% 0.3% ROCE 13.2% 10.5% 13.8% 11.8% 2.3% NIM 2.83% 2.84% 2.73% 2.78% 2.62% Efficiency 61% 58% 57% 58% 69% EPS $0.63 $0.51 $0.67 $0.62 $0.13 Criteria Goals Return on Assets ~ 1% Return on Common Equity 11% or greater Net Interest Margin 2.80% - 3.00% EPS ~ 15% annual compounded growth Efficiency Ratio (Banking Segment) In the 40's

29 Contacts Company: Robert Wahlman, CFO Tel: 610-743-8074 rwahlman@customersbank.com Jay Sidhu Chairman & CEO Tel: 610-301-6476 jsidhu@customersbank.com Bob Ramsey Director of IR and Strategic Planning Tel: 484-926-7118 rramsey@customersbank.com

30 Tangible Book Value per Common Share ($ in thousands, excluding per share data) Q3 2017 Q3 2016 GAAP -Total Shareholders' Equity 910,642$ 789,811$ Reconciling Items: Preferred Stock (217,471) (217,549) Goodwill and Other Intangibles (16,604) (16,924) Tangible Common Equity 676,567$ 555,338$ Common shares outstanding 30,787,632 27,544,217 Tangible Book Value per Common Share 21.98$ 20.16$ Reconciliation of Non-GAAP Measures - Unaudited

31 Tangible Common Equity to Tangible Assets - Consolidated Bancorp ($ in thousands) Q3 2017 Q3 2016 GAAP - Total Shareholders' Equity 910,642$ 789,811$ Reconciling Items: Preferred Stock (217,471) (217,549) Goodwill and Other Intangibles (16,604) (16,924) Tangible Common Equity 676,567$ 555,338$ GAAP - Total Assets 10,471,819$ 9,602,610$ Reconciling Items: Goodwill and Other Intangibles (16,604) (16,924) Tangible Assets 10,455,215$ 9,585,686$ Tangible Common Equity to Tangible Assets 6.47% 5.79% Reconciliation of Non-GAAP Measures - Unaudited

32 Tangible Common Equity to Tangible Assets - Customers Bank Sub ($ in thousands) Q3 2017 GAAP - Total Shareholders' Equity 1,024,575$ Reconciling Items: Goodwill and Other Intangibles (16,604) Tangible Common Equity 1,007,971$ GAAP - Total Assets 10,465,654$ Reconciling Items: Goodwill and Other Intangibles (16,604) Tangible Assets 10,449,050$ Tangible Common Equity to Tangible Assets 9.65% Reconciliation of Non-GAAP Measures - Unaudited

33 Adjusted Net Income to Common Shareholders ($ in thousands, not including per share amounts) Q3 2017 Q2 2017 Q1 2017 Q4 2016 Q3 2016 USD Per Share USD Per Share USD Per Share USD Per Share USD Per Share GAAP net income to common shareholders 4,139$ 0.13$ 20,107$ 0.62$ 22,132$ 0.67$ 16,213$ 0.51$ 18,655$ 0.63$ Adjustments for change in BankMobile strategy: Catch-up depreciation/amortization on BankMobile Assets 2,648 0.08 - - - - - - - - Loss of deferred tax asset for Religare impairment - periods prior to Q3 2017 4,613 0.14 - - - - - - - - Loss of deferred tax asset for Religare impairment for Q3 2017 3,110 0.10 - - - - - - - - Sub-total 10,371 0.32 - - - - - - - - Religare impairment - excluding loss of deferred tax asset considered above 5,239 0.16 1,758 0.05 (1,786) (0.05) 7,262 0.23 - - Adjusted net income to common shareholders 19,749$ 0.61$ 21,865$ 0.67$ 20,346$ 0.62$ 23,475$ 0.74$ 18,655$ 0.63$ Reconciliation of Non-GAAP Measures - Unaudited

34 Adjusted Net Income to Common Shareholders - Community Banking Business Segment ($ in thousands, not including per share amounts) Q3 2017 Q2 2017 Q1 2017 Q4 2016 Q3 2016 USD Per Share USD Per Share USD Per Share USD Per Share USD Per Share GAAP net income to common shareholders - Community Banking Business 11,047$ 0.34$ 23,640$ 0.73$ 20,675$ 0.63$ 18,253$ 0.58$ 19,809$ 0.67$ Adjustments for change in BankMobile strategy: Loss of deferred tax asset for Religare impairment - periods prior to Q3 2017 4,613 0.14 - - - - - - - - Loss of deferred tax asset for Religare impairment for Q3 2017 3,110 0.10 - - - - - - - - Sub-total 7,723 0.24 - - - - - - - - Religare impairment - excluding loss of deferred tax asset considered above 5,239$ 0.16 1,758 0.05 (1,786) (0.05) 7,262 0.23 - - Adjusted net income to common shareholders 24,009$ 0.74$ 25,398$ 0.78$ 18,889$ 0.58$ 25,515$ 0.81$ 19,809$ 0.67$ Less: (gains) / losses on investment securities (3,263)$ (0.10) (1,973) (0.06) - - - - - - Adjusted net income to common shareholders excluding gains/losses on investment securities 20,746$ 0.64$ 23,425$ 0.72$ 18,889$ 0.58$ 25,515$ 0.81$ 19,809$ 0.67$ Reconciliation of Non-GAAP Measures - Unaudited

35 Adjusted Return on Average Assets ($ in thousands) Q3 2017 GAAP Net Income 7,754$ Reconciling Items (after tax): Adjustments for change in BankMobile strategy: Catch-up depreciation/amortization on BankMobile Assets 2,648 Loss of deferred tax asset for Religare impairment - prior periods 4,613 Loss of deferred tax asset for Religare impairment - current period 3,110 Sub-total 10,371 Religare impairment - current period (excluding loss of deferred tax asset considered above) 5,239$ Adjusted Net Income 23,364$ Average Total Assets 10,742,191$ Adjusted Return on Average Assets 0.86% Reconciliation of Non-GAAP Measures - Unaudited

36 Adjusted Return on Average Common Equity ($ in thousands) Q3 2017 GAAP Net Income to Common Shareholders 4,139$ Reconciling Items (after tax): Adjustments for change in BankMobile strategy: Catch-up depreciation/amortization on BankMobile Assets 2,648 Loss of deferred tax asset for Religare impairment - prior periods 4,613 Loss of deferred tax asset for Religare impairment - current period 3,110 Sub-total 10,371 Religare impairment - current period (excluding loss of deferred tax asset considered above) 5,239$ Adjusted Net Income to Common Shareholders 19,749$ Average Total Common Shareholders' Equity 705,020$ Adjusted Return on Average Common Equity 11.1% Reconciliation of Non-GAAP Measures - Unaudited

37 Adjusted Non-interest income ($ in thousands) Q3 2017 2016 2015 2014 2013 2012 2011 GAAP Non-interest income 59,170$ 56,370$ 27,717$ 25,126$ 22,703$ 28,958$ 11,469$ Reconciling Items: Religare impairment 12,934 7,262 - - - - - Adjusted Non-interest income 72,104$ 63,632$ 27,717$ 25,126$ 22,703$ 28,958$ 11,469$ Adjusted Non-interest expense ($ in thousands) Q3 2017 2016 2015 2014 2013 2012 2011 GAAP Non-interest expense 160,818$ 178,231$ 114,946$ 98,914$ 74,024$ 50,651$ 36,886$ Reconciling Items: Catch-up depreciation/amortization on BankMobile Assets (4,220) - - - - - - Adjusted Non-interest expense 156,598$ 178,231$ 114,946$ 98,914$ 74,024$ 50,651$ 36,886$ Reconciliation of Non-GAAP Measures - Unaudited

38 Core Community Banking Business Segment Net Income Available to Common Shareholders Q3 2017 YTD 2016 2015 2014 2013 2012 2011 GAAP Net Income Available to Common Shareholders 55,386$ 73,990 56,596 41,855 32,910 23,818 3,990 Reconciling Items (after tax): Adjustments for change in BankMobile strategy: Loss of deferred tax asset for Religare impairment 7,723 - - - - - - Sub-total 7,723 - - - - - - Religare impairment 5,211$ 7,262$ -$ -$ -$ -$ -$ Adjusted net income to common shareholders 68,320$ 81,252$ 56,596$ 41,855$ 32,910$ 23,818$ 3,990$ Less: (gains) / losses on investment securities (5,205) (15) 52 (2,074) (777) (5,819) (1,850) Adjusted net income to common shareholders excluding gains/losses on investment securities 63,115$ 81,237$ 56,648$ 39,781$ 32,133$ 17,999$ 2,140$ Reconciliation of Non-GAAP Measures - Unaudited

39 Tangible Book Value per Common Share ($ in thousands, except per share data) Q3 2017 2016 2015 2014 2013 2012 2011 GAAP -Total Shareholders' Equity 910,642$ 855,872$ 553,902$ 443,145$ 386,623$ 269,475$ 147,748$ Reconciling Items: Preferred Stock (217,471) (217,471) (55,569) - - - - Goodwill and Other Intangibles (16,604) (17,621) (3,651) (3,664) (3,676) (3,689) (3,705) Tangible Common Equity 676,567$ 620,780$ 494,682$ 439,481$ 382,947$ 265,786$ 144,043$ Common shares outstanding 30,787,632 30,289,917 26,901,801 26,745,529 26,646,566 20,305,452 12,482,451 Tangible Book Value per Common Share 21.98$ 20.49$ 18.39$ 16.43$ 14.37$ 13.09$ 11.54$ Book Value per Common Share 22.51$ 21.08$ 18.52$ 16.57$ 14.51$ 13.27$ 11.84$ Reconciliation of Non-GAAP Measures - Unaudited

40 Core Community Banking Business Segment Net Income Available to Common Shareholders - 2016 Quarterly Only ($ in thousands) Q4 2016 Q3 2016 Q2 2016 Q1 2016 GAAP Net Income Available to Common Shareholders 18,253$ 19,809$ 18,903$ 16,954$ Reconciling Items (after tax): Adjustments for change in BankMobile strategy: Loss of deferred tax asset for Religare impairment - - - - Sub-total - - - - Religare impairment 7,262$ -$ -$ -$ Adjusted net income to common shareholders 25,515$ 19,809$ 18,903$ 16,954$ Less: (gains) / losses on investment securities - (15) - - Adjusted net income to common shareholders excluding gains/losses on investment securities 25,515$ 19,794$ 18,903$ 16,954$ Reconciliation of Non-GAAP Measures - Unaudited